                                            AMERICANA PUBLISHING, INC.
                                             PLACEMENT AGENT AGREEMENT

                                                                                        Dated as of: March __, 2005

Newbridge Securities Corporation
1451 Cypress Creek Road, Suite 204
Fort Lauderdale, Florida 33309

Ladies and Gentlemen:

         The undersigned,  Americana Publishing,  Inc., a Colorado corporation (the "Company"),  hereby agrees with
Newbridge  Securities  Corporation  (the "Placement  Agent") and Cornell Capital  Partners,  LP, a Delaware Limited
Partnership (the "Investor"), as follows:

                  Offering.  The Company  hereby  engages the  Placement  Agent to act as its  exclusive  placement agent in connection  with the Standby Equity  Distribution  Agreement  dated the date hereof (the "Standby  Equity
Distribution  Agreement"),  pursuant to which the Company shall issue and sell to the Investor,  from time to time, and the Investor shall purchase from the Company (the "Offering") up to Ten Million U.S.  Dollars  ($10,000,000) of
the Company's common stock (the "Commitment  Amount"),  par value US$0.001 per share (the "Common Stock"), at price per share equal to the Purchase Price, as that term is defined in the Standby Equity  Distribution  Agreement.  The
Placement  Agent  services shall consist of reviewing the terms of the Standby  Equity  Distribution  Agreement and advising the Company with respect to those terms.

         All capitalized  terms used herein and not otherwise  defined herein shall have the same meaning  ascribed to them as in the  Standby  Equity  Distribution  Agreement.  The  Investor  will be granted  certain  registration rights with respect to the Common Stock as more fully set forth in the Registration  Rights  Agreement  between the
Company  and the  Investor  dated the date  hereof (the  "Registration  Rights  Agreement").  The  documents  to be executed and  delivered in connection  with the  Offering,  including,  but not limited,  to the  Company's  latest
Quarterly  Report on  Form 10-QSB  as filed  with the  United  States  Securities  and  Exchange  Commission,  this
Agreement,  the Standby Equity Distribution Agreement,  the Registration Rights Agreement, and the Escrow Agreement
dated the date hereof  (the  "Escrow  Agreement"),  are  referred  to  sometimes  hereinafter  collectively  as the
"Offering  Materials."  The  Company's  Common  Stock  purchased  by the  Investor  hereunder  or to be  issued  in connection  with the conversion of any debentures are sometimes  referred to hereinafter as the  "Securities."  The
Placement Agent shall not be obligated to sell any Securities.

                  Compensation.

                  Upon the  execution of this  Agreement,  the Company  shall issue to the  Placement  Agent or its designee shares of the Company's Common Stock in an amount equal to Ten Thousand U.S. Dollars  (US$10,000)  divided by the volume  weighted  average price of the  Company's  Common  Stock,  as quoted by  Bloomberg,  LP, on the date hereof (the  "Placement  Agent's  Shares").  The  Placement  Agent shall be entitled to  "piggy-back"  registration rights,  which shall be triggered upon  registration  of any shares of Common Stock by the Company  pursuant to the
Registration Rights Agreement dated the date hereof.

                           Representations, Warranties and Covenants of the Placement Agent.

                  The Placement Agent represents, warrants and covenants as follows:

(i)      The  Placement  Agent  has the  necessary  power  to enter  into  this  Agreement  and to  consummate  the transactions contemplated hereby.

(ii)     The  execution  and  delivery  by the  Placement  Agent  of this  Agreement  and the  consummation  of the transactions  contemplated  herein will not result in any  violation  of, or be in conflict  with,  or constitute a default  under,  any  agreement or  instrument  to which the  Placement  Agent is a party or by which the Placement
Agent or its properties are bound,  or any judgment,  decree,  order or, to the Placement  Agent's  knowledge,  any statute,  rule or regulation  applicable to the Placement Agent.  This Agreement when executed and delivered by the
Placement Agent, will constitute the legal,  valid and binding  obligations of the Placement Agent,  enforceable in accordance with their respective terms,  except to the extent that (a) the enforceability  hereof or thereof may be limited by  bankruptcy,  insolvency,  reorganization,  moratorium  or similar  laws from time to time in effect and affecting  the  rights of  creditors  generally,  (b) the  enforceability  hereof or  thereof is subject to general principles of equity,  or (c) the  indemnification  provisions  hereof or thereof may be held to be in violation of public policy.

(iii)    Upon receipt and execution of this  Agreement,  the Placement  Agent will promptly  forward copies of this
Agreement to the Company or its counsel and the Investor or its counsel.

(iv)     The Placement  Agent will not  intentionally  take any action that it reasonably  believes would cause the
Offering to violate the  provisions  of the  Securities  Act of 1933, as amended (the "1933 Act"),  the  Securities
Exchange Act of 1934 (the "1934 Act"),  the respective  rules and regulations  promulgated  thereunder (the "Rules and Regulations") or applicable "Blue Sky" laws of any state or jurisdiction.

(v)      The  Placement  Agent is a member of the  National  Association  of  Securities  Dealers,  Inc.,  and is a
broker-dealer  registered  as such  under  the 1934 Act and under the  securities  laws of the  states in which the
Securities  will be offered or sold by the  Placement  Agent unless an  exemption  for such state  registration  is available to the Placement  Agent.  The Placement  Agent is in material  compliance  with the rules and regulations applicable to the Placement Agent generally and applicable to the Placement Agent's participation in the Offering.

                                    Representations and Warranties of the Company.

                  The Company represents and warrants as follows:

(vi)     The  execution,  delivery and  performance  of each of this  Agreement,  the Standby  Equity  Distribution
Agreement,  the Escrow  Agreement,  and the  Registration  Rights  Agreement  have been or will be duly and validly authorized by the Company and is, or with respect to this  Agreement,  the Standby Equity  Distribution  Agreement,
the  Escrow  Agreement,  and the  Registration  Rights  Agreement,  will be a valid and  binding  agreement  of the
Company,  enforceable in accordance  with its respective  terms,  except to the extent that (a) the  enforceability hereof or thereof may be limited by bankruptcy,  insolvency,  reorganization,  moratorium or similar laws from time to time in effect and  affecting the rights of creditors  generally,  (b) the  enforceability  hereof or thereof is subject to general principles of equity or (c) the  indemnification  provisions hereof or thereof may be held to be in violation of public  policy.  The  Securities to be issued  pursuant to the  transactions  contemplated  by this
Agreement and the Standby Equity  Distribution  Agreement have been duly  authorized  and, when issued and paid for in accordance  with this  Agreement,  the Standby Equity  Distribution  Agreement and the  certificates/instruments representing  such  Securities,  will be valid and binding  obligations  of the Company,  enforceable in accordance with  their  respective  terms,  except to the  extent  that  (1) the  enforceability  thereof  may be  limited  by bankruptcy,  insolvency,  reorganization,  moratorium or similar laws from time to time in effect and affecting the rights of creditors  generally,  and (2) the  enforceability  thereof is subject to general  principles  of equity.
All corporate  action  required to be taken for the  authorization,  issuance and sale of the  Securities  has been duly and validly taken by the Company.

(vii)    The Company has a duly authorized,  issued and outstanding  capitalization  as set forth herein and in the
Standby  Equity  Distribution  Agreement.  The Company is not a party to or bound by any  instrument,  agreement or other  arrangement  providing for it to issue any capital stock,  rights,  warrants,  options or other  securities, except for this  Agreement,  the agreements  described  herein and as described in the Standby Equity  Distribution
Agreement,  dated the date hereof and the agreements  described therein.  All issued and outstanding  securities of the  Company,  have been duly  authorized  and validly  issued and are fully paid and  non-assessable;  the holders thereof have no rights of  rescission  or  preemptive  rights with respect  thereto and are not subject to personal liability solely by reason of being security  holders;  and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company.

(viii)   The Common  Stock to be issued in  accordance  with this  Agreement  and the Standby  Equity  Distribution
Agreement has been duly authorized  and, when issued and paid for in accordance  with this  Agreement,  the Standby
Equity  Distribution  Agreement and the Compensation  Debenture,  the  certificates/instruments  representing  such
Common Stock will be validly  issued,  fully-paid and  non-assessable;  the holders  thereof will not be subject to personal  liability solely by reason of being such holders;  such Securities are not and will not be subject to the preemptive rights of any holder of any security of the Company.

(ix)     The Company has good and marketable  title to, or valid and  enforceable  leasehold  estates in, all items of real and personal  property  necessary  to conduct its  business  (including,  without  limitation,  any real or personal  property  stated in the Offering  Materials to be owned or leased by the Company),  free and clear of all liens,  encumbrances,  claims,  security interests and defects of any material nature whatsoever,  other than those set forth in the Offering Materials and liens for taxes not yet due and payable.

(x)      There is no  litigation or  governmental  proceeding  pending or, to the best of the Company's  knowledge, threatened  against,  or involving the  properties or business of the Company,  except as set forth in the Offering
Materials.

(xi)     The Company has been duly  organized and is validly  existing as a corporation  in good standing under the laws of the  State of  Colorado.  Except  as set  forth in the  Offering  Materials,  the  Company  does not own or control, directly or indirectly, an interest in any other corporation,  partnership,  trust, joint venture or other business  entity.  The Company is duly qualified or licensed and in good standing as a foreign  corporation in each jurisdiction in which the character of its operations  requires such  qualification  or licensing and where failure to so qualify would have a material  adverse effect on the Company.  The Company has all requisite  corporate power and  authority,  and all material and necessary  authorizations,  approvals,  orders,  licenses,  certificates  and permits of and from all  governmental  regulatory  officials  and bodies  (domestic  and  foreign)  to conduct  its businesses  (and  proposed  business)  as  described in the Offering  Materials.  Any  disclosures  in the Offering
Materials  concerning the effects of foreign,  federal,  state and local regulation on the Company's  businesses as currently  conducted and as contemplated  are correct in all material  respects and do not omit to state a material fact.  The  Company  has all  corporate  power and  authority  to enter into this  Agreement,  the  Standby  Equity
Distribution  Agreement,  the Registration Rights Agreement,  and the Escrow Agreement, to carry out the provisions and conditions hereof and thereof,  and all consents,  authorizations,  approvals and orders required in connection herewith and therewith have been obtained.  No consent,  authorization  or order of, and no filing with, any court, government  agency or other body is required by the Company for the issuance of the  Securities  or  execution  and delivery of the Offering  Materials except for applicable  federal and state  securities  laws. The Company,  since its  inception,  has not incurred  any  liability  arising  under or as a result of the  application  of any of the provisions of the 1933 Act, the 1934 Act or the Rules and Regulations.

(xii)    There has been no material  adverse  change in the  condition or  prospects  of the Company,  financial or otherwise,  from the latest  dates as of which such  condition  or  prospects,  respectively,  are set forth in the
Offering  Materials,  and the  outstanding  debt,  the  property  and the  business of the  Company  conform in all material respects to the descriptions thereof contained in the Offering Materials.

(xiii)   Except as set forth in the Offering  Materials,  the Company is not in breach of, or in default under, any term or  provision  of any  material  indenture,  mortgage,  deed of trust,  lease,  note,  loan or Standby  Equity
Distribution  Agreement or any other material agreement or instrument  evidencing an obligation for borrowed money, or any other  material  agreement or instrument to which it is a party or by which it or any of its  properties may be bound or affected.  The Company is not in  violation of any  provision of its charter or by-laws or in violation of any franchise,  license,  permit,  judgment,  decree or order, or in violation of any material statute,  rule or regulation.  Neither the  execution  and delivery of the Offering  Materials  nor the issuance and sale or delivery of the Securities,  nor the consummation of any of the transactions  contemplated in the Offering Materials nor the compliance by the Company with the terms and provisions  hereof or thereof,  has  conflicted  with or will conflict with, or has resulted in or will result in a breach of, any of the terms and provisions  of, or has  constituted or will  constitute a default  under,  or has resulted in or will result in the  creation or  imposition  of any lien, charge or  encumbrance  upon any  property  or assets of the  Company or  pursuant  to the terms of any  indenture, mortgage,  deed of trust,  note,  loan or any other  agreement or instrument  evidencing an obligation for borrowed money,  or any other  agreement or  instrument to which the Company may be bound or to which any of the property or assets of the  Company is subject  except (a) where such  default,  lien,  charge or  encumbrance  would not have a material  adverse  effect on the Company  and (b) as  described  in the  Offering  Materials;  nor will such action result in any  violation  of the  provisions  of the charter or the by-laws of the  Company  or,  assuming  the due performance by the Placement Agent of its obligations  hereunder,  any material statute or any material order, rule or  regulation  applicable  to the  Company  of any court or of any  foreign,  federal,  state or other  regulatory authority or other government body having jurisdiction over the Company.

(xiv)    Subsequent  to the dates as of which  information  is given in the Offering  Materials,  and except as may otherwise be indicated or  contemplated  herein or therein and the  securities  offered  pursuant to the Securities
Purchase  Agreement dated the date hereof,  the Company has not (a) issued any securities or incurred any liability or obligation,  direct or contingent,  for borrowed money,  or (b) entered into any  transaction  other than in the ordinary course of business,  or (c) declared or paid any dividend or made any other  distribution on or in respect of its capital stock.  Except as described in the Offering  Materials,  the Company has no outstanding  obligations to any officer or director of the Company.

(xv)     There are no claims for services in the nature of a finder's or  origination  fee with respect to the sale of the Common Stock or any other  arrangements,  agreements or understandings that may affect the Placement Agent's compensation, as determined by the National Association of Securities Dealers, Inc.

(xvi)    The Company owns or possesses,  free and clear of all liens or encumbrances  and rights thereto or therein by third  parties,  the  requisite  licenses or other  rights to use all  trademarks,  service  marks,  copyrights, service  names,  trade  names,  patents,  patent  applications  and  licenses  necessary  to conduct  its  business
(including,  without limitation,  any such licenses or rights described in the Offering Materials as being owned or possessed by the Company) and,  except as set forth in the Offering  Materials,  there is no claim or action by any person  pertaining to, or proceeding,  pending or threatened,  which challenges the exclusive rights of the Company with  respect  to  any  trademarks,  service  marks,  copyrights,  service  names,  trade  names,  patents,  patent applications  and licenses used in the conduct of the Company's  businesses  (including,  without  limitation,  any such  licenses or rights  described  in the Offering  Materials as being owned or possessed by the Company)  except any claim or action that would not have a material adverse effect on the Company;  the Company's  current products, services or processes do not infringe or will not infringe on the patents currently held by any third party.

(xvii)   Except as described in the Offering  Materials,  the Company is not under any  obligation to pay royalties or fees of any kind  whatsoever  to any third party with  respect to any  trademarks,  service  marks,  copyrights, service names, trade names, patents,  patent applications,  licenses or technology it has developed,  uses, employs or intends to use or employ, other than to their respective licensors.

(xviii)  Subject to the performance by the Placement  Agent of its obligations  hereunder the offer and sale of the
Securities  complies,  and will continue to comply,  in all material  respects with the requirements of Rule 506 of
Regulation  D  promulgated  by the SEC  pursuant to the 1933 Act and any other  applicable  federal and state laws, rules,  regulations and executive orders.  Neither the Offering  Materials nor any amendment or supplement  thereto nor any documents  prepared by the Company in connection  with the Offering will contain any untrue  statement of a material  fact or omit to  state  any  material  fact  required  to be  stated  therein  or  necessary  to make the statements  therein,  in light of the circumstances  under which they were made, not misleading.  All statements of material facts in the Offering Materials are true and correct as of the date of the Offering Materials.

(xix)    All  material  taxes  which are due and  payable  from the  Company  have  been  paid in full or  adequate provision has been made for such taxes on the books of the Company,  except for those taxes  disputed in good faith by the Company

(xx)     None of the Company nor any of its officers,  directors,  employees or agents, nor any other person acting on behalf of the Company,  has, directly or indirectly,  given or agreed to give any money, gift or similar benefit
(other than legal price  concessions  to customers in the ordinary  course of business) to any customer,  supplier,
employee  or  agent  of  a  customer  or  supplier,   or  official  or  employee  of  any  governmental  agency  or instrumentality  of any government  (domestic or foreign) or any political party or candidate for office  (domestic or  foreign)  or other  person who is or may be in a position  to help or hinder the  business  of the  Company (or assist it in  connection  with any actual or  proposed  transaction)  which (A) might  subject  the  Company to any damage or penalty in any civil,  criminal or  governmental  litigation  or  proceeding,  or (B) if not given in the past,  might  have had a  materially  adverse  effect on the  assets,  business  or  operations  of the  Company as reflected in any of the financial  statements  contained in the Offering Materials,  or (C) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company in the future.

                                    Representations, Warranties and Covenants of the Investor.

                  The Investor represents, warrants and covenants as follows:

(xxi)    The Investor has the  necessary  power to enter into this  Agreement and to  consummate  the  transactions contemplated hereby.

(xxii)   The execution  and delivery by the Investor of this  Agreement and the  consummation  of the  transactions contemplated  herein will not result in any  violation of, or be in conflict  with, or constitute a default  under, any  agreement  or  instrument  to which the  Investor is a party or by which the  Investor or its  properties  are bound, or any judgment,  decree, order or, to the Investor's knowledge,  any statute, rule or regulation applicable to the Investor.  This Agreement  when executed and delivered by the Investor,  will  constitute  the legal,  valid and binding  obligations of the Investor,  enforceable in accordance  with their  respective  terms,  except to the extent that (a) the  enforceability  hereof or thereof may be limited by  bankruptcy,  insolvency,  reorganization, moratorium  or similar laws from time to time in effect and affecting  the rights of creditors  generally,  (b) the enforceability  hereof  or  thereof  is  subject  to  general  principles  of  equity,  or (c) the  indemnification provisions hereof or thereof may be held to be in violation of public policy.

(xxiii)  The Investor will promptly  forward  copies of any and all due  diligence  questionnaires  compiled by the
Investor to the Placement Agent.

(xxiv)   The Investor is an Accredited Investor (as defined under the 1933 Act).

(xxv)    The Investor is acquiring the Securities  for the  Inventor's  own account as principal,  not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale,  distribution or  fractionalization thereof in whole or in part and no other person has a direct or indirect  beneficial  interest in such  Securities.
Further,  the Investor does not have any contract,  undertaking,  agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

(xxvi)   The Investor  acknowledges  the Investor's  understanding  that the offering and sale of the Securities is intended  to be exempt  from  registration  under the 1933 Act by  virtue of  Section  3(b) of the 1933 Act and the provisions  of  Regulation  D  promulgated  thereunder  ("Regulation  D"). In  furtherance  thereof,  the  Investor represents and warrants as follows:

                                    The  Investor  has the  financial  ability  to bear  the  economic  risk of the
Investor's  investment,   has  adequate  means  for  providing  for  the  Inventor's  current  needs  and  personal contingencies and has no need for liquidity with respect to the Investor's investment in the Company; and

                                            The  Investor  has such  knowledge  and  experience  in  financial  and business  matters as to be capable of evaluating the merits and risks of the prospective  investment.  The Inventor also represents it has not been organized for the purpose of acquiring the Securities.

(xxvii)  The  Investor  has been  given the  opportunity  for a  reasonable  time  prior to the date  hereof to ask questions of, and receive answers from, the Company or its  representatives  concerning the terms and conditions of the  Offering,  and  other  matters  pertaining  to this  investment,  and has been  given  the  opportunity  for a reasonable  time prior to the date hereof to obtain such  additional  information in connection with the Company in order for the  Investor to evaluate the merits and risks of purchase of the  Securities,  to the extent the Company possesses such information or can acquire it without  unreasonable  effort or expense.  The Investor is not relying on the  Placement  Agent or any of its  affiliates  with  respect to the accuracy or  completeness  of the Offering
Materials or for any economic considerations involved in this investment.

                                    Certain Covenants and Agreements of the Company.

         The  Company  covenants  and agrees at its expense  and  without  any  expense to the  Placement  Agent as follows:

                  To advise the Placement  Agent and the Investor of any material  adverse  change in the Company's financial  condition,  prospects or business or of any  development  materially  affecting the Company or rendering untrue or  misleading  any  material  statement  in the  Offering  Materials  occurring  at any time as soon as the
Company is either informed or becomes aware thereof.

                           To use its  commercially  reasonable  efforts  to cause the  Common  Stock  issuable  in connection  with the  Standby  Equity  Distribution  Agreement  to be  qualified  or  registered  for sale on terms consistent  with  those  stated  in the  Registration  Rights  Agreement  and  under  the  securities  laws of such jurisdictions as the Placement Agent and the Investor shall  reasonably  request.  Qualification,  registration and exemption charges and fees shall be at the sole cost and expense of the Company.

                           Upon written  request,  to provide and continue to provide the  Placement  Agent and the
Investor copies of all quarterly  financial  statements and audited annual financial  statements  prepared by or on behalf of the  Company,  other  reports  prepared  by or on behalf of the  Company  for public  disclosure  and all documents delivered to the Company's stockholders.

                           To  deliver,   during  the  registration  period  of  the  Standby  Equity  Distribution
Agreement,  to the Investor  upon the  Investor's  request,  within forty five (45) days, a statement of its income for each such  quarterly  period,  and its balance sheet and a statement of changes in  stockholders'  equity as of the end of such quarterly  period,  all in reasonable  detail,  certified by its principal  financial or accounting officer;  (ii) within  ninety (90) days after the close of each fiscal year,  its balance  sheet as of the close of such fiscal  year,  together  with a statement  of income,  a statement  of changes in  stockholders'  equity and a statement  of cash flow for such fiscal  year,  such balance  sheet,  statement of income,  statement of changes in stockholders'  equity  and  statement  of cash flow to be in  reasonable  detail and  accompanied  by a copy of the certificate or report thereon of independent  auditors if audited  financial  statements are prepared;  and (iii) a copy of all documents,  reports and  information  furnished to its  stockholders  at the time that such  documents, reports and information are furnished to its stockholders.

                           To comply with the terms of the Offering Materials.

                           To ensure that any  transactions  between or among the Company,  or any of its officers, directors and affiliates be on terms and conditions  that are no less favorable to the Company,  than the terms and conditions that would be available in an "arm's length" transaction with an independent third party.

                           Indemnification and Limitation of Liability.

                  The Company hereby agrees that it will  indemnify and hold the Placement  Agent and each officer, director,  shareholder,  employee or representative of the Placement Agent and each person controlling,  controlled by or under  common  control with the  Placement  Agent within the meaning of Section 15 of the 1933 Act or Section
20 of the 1934 Act or the SEC's Rules and Regulations,  harmless from and against any and all loss, claim,  damage, liability,  cost or expense whatsoever (including,  but not limited to, any and all reasonable legal fees and other expenses and  disbursements  incurred in  connection  with  investigating,  preparing  to defend or  defending  any action,  suit or  proceeding,  including  any  inquiry or  investigation,  commenced  or  threatened,  or any claim whatsoever or in appearing or preparing for appearance as a witness in any action,  suit or  proceeding,  including any inquiry,  investigation  or pretrial  proceeding  such as a deposition)  to which the  Placement  Agent or such indemnified  person of the  Placement  Agent may become  subject  under the 1933 Act,  the 1934 Act,  the Rules and
Regulations,  or any other federal or state law or  regulation,  common law or  otherwise,  arising out of or based upon (i) any untrue  statement or alleged  untrue  statement of a material fact  contained in (a) Section 4 of this
Agreement,  (b) the Offering  Materials (except those written  statements  relating to the Placement Agent given by the  Placement  Agent for  inclusion  therein),  (c) any  application  or other  document or written  communication executed by the Company or based upon written  information  furnished by the Company filed in any  jurisdiction  in order to qualify the Common  Stock  under the  securities  laws  thereof,  or any state  securities  commission  or agency;  (ii) the  omission or alleged  omission  from  documents  described  in clauses (a), (b) or (c) above of a material fact required to be stated therein or necessary to make the statements  therein not  misleading;  or (iii)
the breach of any  representation,  warranty,  covenant or  agreement  made by the Company in this  Agreement.  The
Company  further  agrees  that upon  demand by an  indemnified  person,  at any time or from time to time,  it will promptly reimburse such indemnified  person for any loss, claim,  damage,  liability,  cost or expense actually and reasonably paid by the  indemnified  person as to which the Company has  indemnified  such person pursuant  hereto.
Notwithstanding  the foregoing  provisions of this Paragraph 7(A), any such payment or reimbursement by the Company of fees,  expenses or disbursements  incurred by an indemnified  person in any proceeding in which a final judgment by a court of competent  jurisdiction  (after all appeals or the  expiration of time to appeal) is entered  against the Placement  Agent or such  indemnified  person based upon specific  finding of fact that the Placement  Agent or such indemnified person's gross negligence or willful misfeasance will be promptly repaid to the Company.

                           The Placement  Agent hereby agrees that it will  indemnify and hold the Company and each officer,  director,  shareholder,  employee  or  representative  of  the  Company,  and  each  person  controlling, controlled  by or under  common  control  with the  Company  within  the  meaning  of Section 15 of the 1933 Act or
Section  20 of the 1934 Act or the  Rules and  Regulations,  harmless  from and  against  any and all loss,  claim, damage,  liability,  cost or expense whatsoever  (including,  but not limited to, any and all reasonable legal fees and other expenses and disbursements  incurred in connection with  investigating,  preparing to defend or defending any action,  suit or proceeding,  including any inquiry or  investigation,  commenced or  threatened,  or any claim whatsoever or in appearing or preparing for appearance as a witness in any action,  suit or  proceeding,  including any inquiry,  investigation  or pretrial  proceeding such as a deposition) to which the Company or such indemnified person of the  Company may become  subject  under the 1933 Act,  the 1934 Act,  the Rules and  Regulations,  or any
other federal or state law or  regulation,  common law or otherwise,  arising out of or based upon (i) the material breach of any  representation,  warranty,  covenant or agreement made by the Placement Agent in this Agreement,  or
(ii) any false or  misleading  information  provided  to the  Company in writing  by one of the  Placement  Agent's indemnified persons specifically for inclusion in the Offering Materials.

                           The Investor  hereby  agrees that it will  indemnify  and hold the  Placement  Agent and each  officer,  director,  shareholder,  employee  or  representative  of the  Placement  Agent,  and  each  person controlling,  controlled by or under common  control with the  Placement  Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act or the Rules and  Regulations,  harmless  from and  against  any and all loss, claim, damage, liability,  cost or expense whatsoever (including,  but not limited to, any and all reasonable legal fees and other expenses and disbursements  incurred in connection with investigating,  preparing to defend or defending any action, suit or proceeding,  including any inquiry or investigation,  commenced or threatened, or any claim  whatsoever  or in appearing or preparing  for  appearance  as a witness in any action,  suit or  proceeding, including any inquiry,  investigation or pretrial  proceeding such as a deposition) to which the Placement Agent or such  indemnified  person of the Placement Agent may become subject under the 1933 Act, the 1934 Act, the Rules and
Regulations,  or any other federal or state law or  regulation,  common law or  otherwise,  arising out of or based upon (i) the conduct of the Investor or its officers,  employees or  representatives  in its acting as the Investor for the Offering,  (ii) the material  breach of any  representation,  warranty,  covenant or agreement  made by the
Investor in the Offering Materials,  or (iii) any false or misleading  information  provided to the Placement Agent by one of the Investor's  indemnified persons.

                           The  Placement  Agent  hereby  agrees that it will  indemnify  and hold the Investor and each officer,  director,  shareholder,  employee or  representative of the Investor,  and each person  controlling, controlled  by or under  common  control  with the  Investor  within  the  meaning of Section 15 of the 1933 Act or
Section  20 of the 1934 Act or the  Rules and  Regulations,  harmless  from and  against  any and all loss,  claim, damage,  liability,  cost or expense whatsoever  (including,  but not limited to, any and all reasonable legal fees and other expenses and disbursements  incurred in connection with  investigating,  preparing to defend or defending any action,  suit or proceeding,  including any inquiry or  investigation,  commenced or  threatened,  or any claim whatsoever or in appearing or preparing for appearance as a witness in any action,  suit or  proceeding,  including any inquiry,  investigation or pretrial  proceeding such as a deposition) to which the Investor or such indemnified person of the Investor may become  subject  under the 1933 Act,  the 1934 Act,  the Rules and  Regulations,  or any
other  federal or state law or  regulation,  common law or  otherwise,  arising  out of or based upon the  material breach of any representation, warranty, covenant or agreement made by the Placement Agent in this Agreement.

                           Promptly after receipt by an indemnified  party of notice of  commencement of any action covered by Section  7(A),  (B),  (C) or (D), the party to be  indemnified  shall,  within five (5)  business  days, notify the indemnifying party of the commencement  thereof;  the omission by one (1) indemnified party to so notify the  indemnifying  party  shall not  relieve  the  indemnifying  party of its  obligation  to  indemnify  any other indemnified  party that has given  such  notice  and shall not  relieve  the  indemnifying  party of any  liability outside of this  indemnification  if not  materially  prejudiced  thereby.  In the event that any action is brought against the indemnified  party, the indemnifying  party will be entitled to participate  therein and, to the extent it may desire,  to assume and control the defense thereof with counsel chosen by it which is reasonably  acceptable to the indemnified  party.  After notice from the indemnifying  party to such indemnified  party of its election to so assume the defense  thereof,  the  indemnifying  party will not be liable to such  indemnified  party under such
Section 7(A), (B), (C), or (D) for any legal or other expenses  subsequently  incurred by such indemnified party in connection  with the defense  thereof,  but the  indemnified  party may, at its own  expense,  participate  in such defense by counsel chosen by it,  without,  however,  impairing the  indemnifying  party's  control of the defense.
Subject to the proviso of this sentence and  notwithstanding  any other statement to the contrary contained herein, the  indemnified  party or parties  shall have the right to choose its or their own counsel and control the defense of any action,  all at the expense of the indemnifying  party if (i) the employment of such counsel shall have been authorized in writing by the  indemnifying  party in  connection  with the defense of such action at the expense of the indemnifying  party, or (ii) the indemnifying party shall not have employed counsel reasonably  satisfactory to such  indemnified  party to have charge of the  defense of such action  within a  reasonable  time after  notice of commencement of the action, or (iii) such indemnified  party or parties shall have reasonably  concluded that there may be defenses  available to it or them which are different  from or  additional to those  available to one or all of the  indemnifying  parties  (in which  case the  indemnifying  parties  shall  not have the right to direct  the defense  of such  action on behalf of the  indemnified  party or  parties),  in any of which  events  such fees and expenses  of one  additional  counsel  shall  be borne  by the  indemnifying  party;  provided,  however,  that the indemnifying  party shall not, in connection with any one action or separate but  substantially  similar or related actions in the same  jurisdiction  arising out of the same general  allegations or circumstance,  be liable for the reasonable  fees and  expenses of more than one separate  firm of  attorneys  at any time for all such  indemnified parties.  No  settlement  of any action or  proceeding  against an  indemnified  party  shall be made  without  the consent of the indemnifying party.

                           In order to provide for just and equitable  contribution in  circumstances  in which the indemnification  provided  for in Section  7(A) or 7(B) is due in  accordance  with its terms but is for any reason held by a court to be  unavailable  on grounds of policy or otherwise,  the Company and the  Placement  Agent shall contribute to the aggregate losses,  claims,  damages and liabilities (including legal or other expenses reasonably incurred in connection with the  investigation  or defense of same) which the other may incur in such proportion so that the Placement  Agent shall be responsible  for such percent of the aggregate of such losses,  claims,  damages and  liabilities as shall equal the  percentage of the gross  proceeds paid to the Placement  Agent and the Company shall be responsible  for the balance;  provided,  however,  that no person guilty of fraudulent  misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to  contribution  from any person who was not guilty  of such  fraudulent  misrepresentation.  For  purposes  of  this  Section  7(F),  any  person  controlling, controlled by or under common  control with the  Placement  Agent,  or any partner,  director,  officer,  employee, representative  or any agent of any thereof,  shall have the same rights to contribution as the Placement Agent and each person  controlling,  controlled by or under common  control with the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each  officer of the  Company  and each  director  of the Company shall have the same rights to  contribution  as the Company.  Any party  entitled to  contribution  will,  promptly after receipt of notice of  commencement of any action,  suit or proceeding  against such party in respect of which a claim for contribution  may be made against the other party under this Section 7(D),  notify such party from whom contribution  may be sought,  but the  omission  to so notify  such  party  shall not  relieve  the party from whom contribution  may be sought  from any  obligation  they may have  hereunder  or  otherwise  if the party  from whom contribution may be sought is not materially prejudiced thereby.

                           The  indemnity  and  contribution  agreements  contained  in this Section 7 shall remain operative and in full force and effect  regardless  of any  investigation  made by or on behalf of any  indemnified person or any termination of this Agreement.

                           The Company  hereby  waives,  to the fullest  extent  permitted  by law, any right to or claim of any punitive,  exemplary,  incidental,  indirect,  special,  consequential  or other  damages  (including, without  limitation,  loss of  profits)  against  the  Placement  Agent and each  officer,  director,  shareholder, employee or  representative  of the  placement  agent and each person  controlling,  controlled  by or under common control  with the  Placement  Agent  within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act
or the Rules and  Regulations  arising  out of any  cause  whatsoever  (whether  such  cause be based in  contract, negligence,  strict  liability,  other tort or  otherwise).  Notwithstanding  anything  to the  contrary  contained herein,  the  aggregate  liability of the  Placement  Agent and each officer,  director,  shareholder,  employee or representative of the Placement Agent and each person  controlling,  controlled by or under common control with the
Placement  Agent  within  the  meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act or the Rules and
Regulations  shall not exceed the compensation  received by the Placement Agent pursuant to Section 2 hereof.  This limitation of liability shall apply regardless of the cause of action, whether contract,  tort (including,  without limitation, negligence) or breach of statute or any other legal or equitable obligation.

                           Payment of Expenses.

         The Company  hereby agrees to bear all of the expenses in connection  with the  Offering,  including,  but not limited to the following:  filing fees,  printing and duplicating  costs,  advertisements,  postage and mailing expenses with respect to the transmission of Offering  Materials,  registrar and transfer agent fees,  escrow agent fees and expenses, fees of the Company's counsel and accountants, issue and transfer taxes, if any.

                  Conditions of Closing.

         The  Closing  shall  be held at the  offices  of the  Investor  or its  counsel.  The  obligations  of the
Placement  Agent  hereunder shall be subject to the continuing  accuracy of the  representations  and warranties of the Company and the Investor  herein as of the date hereof and as of the date of closing (the "Closing  Date") with respect  to the  Company  or the  Investor,  as the case may be, as if it had been  made on and as of such  Closing
Date;  the accuracy on and as of the Closing Date of the  statements  of the officers of the Company made  pursuant to the  provisions  hereof;  and the  performance  by the Company and the Investor on and as of the Closing Date of
its covenants and obligations hereunder and to the following further conditions:

                  Upon the  effectiveness  of a registration  statement  covering the Standby  Equity  Distribution
Agreement,  the Investor and the Placement  Agent shall  receive an opinion of Counsel to the Company,  dated as of the date  thereof,  which opinion shall be in form and substance  reasonably  satisfactory  to the Investor,  their counsel and the Placement Agent.

                           At or prior to the  Closing,  the  Investor  and the  Placement  Agent  shall  have been furnished such documents,  certificates and opinions as it may reasonably  require for the purpose of enabling them to review or pass upon the  matters  referred  to in this  Agreement  and the  Offering  Materials,  or in order to evidence the  accuracy,  completeness  or  satisfaction  of any of the  representations,  warranties  or conditions herein contained.

                           At and prior to the Closing,  (i) there shall have been no material  adverse  change nor development  involving a prospective change in the condition or prospects or the business activities,  financial or otherwise,  of the  Company  from  the  latest  dates as of  which  such  condition  is set  forth in the  Offering
Materials;  (ii)  there  shall  have been no  transaction,  not in the  ordinary  course  of  business  except  the transactions  pursuant to the Securities  Purchase  Agreement  entered into by the Company on the date hereof which has not been disclosed in the Offering  Materials or to the Placement  Agent in writing;  (iii) except as set forth in the Offering  Materials,  the Company shall not be in default under any provision of any instrument  relating to any outstanding  indebtedness for which a waiver or extension has not been otherwise  received;  (iv) except as set forth in the Offering  Materials,  the Company shall not have issued any securities  (other than those to be issued as provided in the Offering  Materials)  or declared or paid any dividend or made any  distribution  of its capital stock of any  class  and  there  shall  not have  been  any  change  in the  indebtedness  (long or short  term) or liabilities  or  obligations  of the Company  (contingent  or otherwise)  and trade  payable debt;  (v) no material amount of the assets of the Company  shall have been  pledged or  mortgaged,  except as  indicated  in the Offering
Materials;  and (v) no action,  suit or  proceeding,  at law or in equity,  against the Company or affecting any of its  properties  or  businesses  shall  be  pending  or  threatened  before  or by any  court or  federal  or state commission,  board or other administrative agency, domestic or foreign, wherein an unfavorable decision,  ruling or finding  could  materially  adversely  affect the  businesses,  prospects or  financial  condition or income of the
Company, except as set forth in the Offering Materials.

                           If  requested  at  Closing  the  Investor  and  the  Placement  Agent  shall  receive  a certificate of the Company signed by an executive officer and chief financial  officer,  dated as of the applicable
Closing,  to the effect that the  conditions set forth in  subparagraph  (C) above have been satisfied and that, as of the  applicable  closing,  the  representations  and  warranties  of the Company  set forth  herein are true and correct.

                           The Placement Agent shall have no obligation to insure that (x) any check,  note,  draft or other  means of payment for the Common  Stock will be  honored,  paid or  enforceable  against  the  Investor in accordance  with its  terms,  or (y)  subject to the  performance  of the  Placement  Agent's  obligations  and the accuracy of the Placement Agent's  representations  and warranties  hereunder,  (1) the Offering is exempt from the registration  requirements  of the 1933 Act or any  applicable  state  "Blue  Sky"  law or (2) the  Investor  is an
Accredited Investor.

                           Termination.

         This Agreement  shall be  co-terminus  with, and terminate upon the same terms and conditions as those set forth in, the  Standby  Equity  Distribution  Agreement.  The rights of the  Investor  and the  obligations  of the
Company under the Registration  Rights Agreement,  and the rights of the Placement Agent and the obligations of the
Company shall survive the termination of this Agreement unabridged.

                  Miscellaneous.

                  This  Agreement may be executed in any number of  counterparts,  each of which shall be deemed to be an original, but all which shall be deemed to be one and the same instrument.

                           Any notice  required or  permitted to be given  hereunder  shall be given in writing and shall be deemed  effective  when  deposited  in the United  States  mail,  postage  prepaid,  or when  received  if personally  delivered or faxed (upon  confirmation of receipt received by the sending party),  addressed as follows to such other address of which written notice is given to the others):

If to Placement Agent, to:                     Newbridge Securities Corporation
                                               1451 Cypress Creek Road, Suite 204
                                               Fort Lauderdale, Florida 33309
                                               Attention:        Doug Aguililla
                                               Telephone:        (954) 334-3450
                                               Facsimile:        (954) 229-9937

If to the Company, to:                         Americana Publishing, Inc.
                                               303 San Mateo NE - Suite 104A
                                               Albuquerque, NM 87108
                                               Attention:        George Lovato, Jr.
                                               Telephone:        (505) 265-6121
                                               Facsimile:        (505) 265-0632

With a copy to:                                Kirkpatrick & Lockhart LLP
                                               201 South Biscayne Boulevard - Suite 2000
                                               Miami, Florida  33131-2399
                                               Attention:        Clayton E. Parker, Esq.
                                               Telephone:        (305) 539-3300
                                               Facsimile:        (305) 358-7095

If to the Investor:                            Cornell Capital Partners, LP
                                               101 Hudson Street - Suite 3700
                                               Jersey City, New Jersey  07302
                                               Attention:        Mark A. Angelo
                                                                 Portfolio Manager
                                               Telephone:        (201) 985-8300
                                               Facsimile:        (201) 985-8266

With copies to:                                Cornell Capital Partners, LP
                                               101 Hudson Street - Suite 3700
                                               Jersey City, NJ 07302
                                               Attention:        Troy Rillo, Esq.
                                               Telephone:        (201) 985-8300
                                               Facsimile:        (201) 985-8266

         This  Agreement  shall be governed by and  construed  in all  respects  under the laws of the State of New
Jersey,  without  reference  to its  conflict  of laws  rules  or  principles.  Any  suit,  action,  proceeding  or litigation  arising out of or relating to this  Agreement  shall be brought and prosecuted in such federal or state court or courts  located  within the State of New Jersey as provided by law.  The parties  hereby  irrevocably  and unconditionally  consent to the  jurisdiction  of each such court or courts  located within the State of New Jersey and to service of process by  registered  or  certified  mail,  return  receipt  requested,  or by any other manner provided by applicable  law, and hereby  irrevocably  and  unconditionally  waive any right to claim that any suit, action, proceeding or litigation so commenced has been commenced in an inconvenient forum.

                           This  Agreement  and  the  other  agreements   referenced   herein  contain  the  entire
understanding  between the parties  hereto and may not be  modified or amended  except by a writing  duly signed by the party against whom enforcement of the modification or amendment is sought.

                           If any provision of this Agreement  shall be held to be invalid or  unenforceable,  such invalidity or unenforceability shall not affect any other provision of this Agreement.

                                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                                        COMPANY:
                                                        AMERICANA PUBLISHING, INC.

                                                        By:
                                                        Name:    George Lovato, Jr.
                                                        Title:   CEO

                                                        PLACEMENT AGENT:
                                                        NEWBRIDGE SECURITIES CORPORATION

                                                        By:
                                                        Name:    Guy S. Amico
                                                        Title:   President

                                                        INVESTOR:
                                                        CORNELL CAPITAL PARTNERS, LP

                                                        By:      Yorkville Advisors, LLC
                                                        Its:     General Partner

                                                        By:
                                                        Name:    Mark A. Angelo
                                                        Title:   Portfolio Manager